SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 23, 2006

                            FARNSWORTH BANCORP, INC.
                            ------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                       0-24621                22-3591051
-----------------------------         --------------      ----------------------
(State or other jurisdiction          (SEC File No.)          (IRS Employer
of incorporation)                                         Identification Number)

789 Farnsworth Avenue, Bordentown, New Jersey                    08505
-----------------------------------------------------         ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (609) 298-0723
                                                            --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act

                            FARNSWORTH BANCORP, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT

                 Section 1-Registrant's Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

     On June 23, 2006, Farnsworth Bancorp, Inc. ("Farnsworth"), Sterling Banks, Inc. and Sterling Bank, a New Jersey chartered commercial bank ("Sterling"), jointly issued a press release (the "Press Release") announcing that the parties had entered into an Agreement and Plan of Merger dated June 23, 2006 (the "Agreement"). Under the Agreement, Farnsworth will merge with and into Sterling Banks, Inc. In Organization), the proposed bank holding company for Sterling (the "Merger"), in exchange for 2.25 shares of Sterling or Sterling Banks, Inc. common stock, or $27.50 in cash, or a combination of cash and stock, at the election of Farnsworth stockholders, subject to certain conditions and limitations as set forth in the Agreement. Sterling will be the surviving bank in the Merger.

     The Agreement and the transactions contemplated thereby are subject to the approval of the stockholders of Farnsworth and Sterling and the receipt of all required regulatory approvals, as well as other customary conditions. For a complete description of the terms and conditions of the Agreement and the Merger, reference is made to the Agreement and the Press Release attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference in their entirety.

                   Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits:

          Exhibit 10.1 -- Agreement  and Plan of  Merger,  dated as  of June 23,
                          2006, by and among Sterling Banks, Inc., Sterling Bank and Farnsworth Bancorp, Inc.

          Exhibit 10.2 -- Press  Release  dated  June 23,  2006  (incorporated by reference to the Rule 14a-12 additional soliciting material filed by Farnsworth on June 23, 2006)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FARNSWORTH BANCORP, INC.



Date:  June 26, 2006                      /s/Gary N. Pelehaty
                                          --------------------------------------
                                          Gary N. Pelehaty
                                          President and Chief Executive  Officer
                                          (Duly Authorized Representative)